Exhibit 10.3

Innovative INDUSTRIAL properties, inc.
RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement (the “Agreement”) is made as of ______, 2016 (the “Effective Date”) by and between Innovative Industrial Properties, Inc., a Maryland corporation (“Company”), and [Name of Founder], an adult resident of [State] (“Purchaser”).

WHEREAS, Company desires to sell to Purchaser and Purchaser desires to buy from Company an aggregate of [                ] ([      ]) shares of Company’s Class B Common Stock (the “Shares”); and

WHEREAS, Purchaser and Company desire to subject the Shares to a Repurchase Option (as defined below).

NOW, THEREFORE, In consideration of the mutual covenants and representations set forth herein and for good and valuable consideration the sufficiency of which is hereby acknowledged, Company and Purchaser agree as follows:

1.            Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, Company agrees to sell to Purchaser and Purchaser agrees to purchase from Company on the Effective Date the Shares at a price of $0.01 per share (the “Purchase Price”), for an aggregate Purchase Price of [       ] Dollars ($[    ]).

In partial consideration for the Shares and the right to purchase the Shares, effective as of the Effective Date, Purchaser hereby transfers and assigns to Company (i) any business plan of Company (the “Business Plan”) and (ii) any and all right, title and interest Purchaser has in Company’s business and any Intellectual Property (as defined below) related to Company’s business, as currently conducted and as contemplated to be conducted pursuant to the Business Plan or otherwise. For purposes hereof, “Intellectual Property” means: (i) United States and foreign patents, trademarks, copyrights and mask works, registrations and applications therefor, and rights granted upon any reissue, division, continuation or continuation-in-part thereof, (ii) trade secret rights arising out of the laws of any and all jurisdictions, (iii) ideas, inventions, concepts, technology, software, methods, processes, drawings, illustrations, writings know-how, show-how, trade names, domain names, web addresses and web sites, and all rights therein and thereto, (iv) any other intellectual property rights, whether or not registerable, and (v) licenses in or to any of the foregoing. Further, Purchaser agrees to take all actions reasonably requested by Company to assist Company in effecting the foregoing transfer and in establishing, perfecting, defending, enforcing and protecting Company’s rights in any of the above transferred items, including without limitation assisting in the prosecution of any patent applications included in or based upon the Intellectual Property.

2.            Repurchase Option. All of the Shares shall be subject to the Repurchase Option (as defined below). If, for any reason, the Purchaser ceases his or her affiliation with Company by virtue of no longer being either a director, an employee or a consultant of Company (a “Service Provider”), including Purchaser’s death, disability, voluntary resignation or termination by the Company with or without cause, then Company shall, upon the date of such termination (as reasonably fixed and determined by Company), have the right, but not the obligation (the “Repurchase Option”), for a period of ninety (90) days from such date, to repurchase the Shares which have not yet been released from the Repurchase Option (the “Unreleased Shares”) at a price per share equal to the lesser of (x) the fair market value of the shares at the time the Repurchase Option is exercised, as determined by Company’s board of directors and (y) the Purchase Price (the “Repurchase Price”). The Repurchase Option shall be exercised by Company by delivering written notice to Purchaser and by delivering to Purchaser a check in the amount of the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, Company shall become the legal and beneficial owner of the Unreleased Shares being repurchased and all rights and interests therein or relating thereto, and Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being repurchased by Company. Company in its sole discretion may designate and assign one or more employees, officers, directors or stockholders of Company or other persons or organizations to exercise all or a part of Company’s Repurchase Option to purchase all or a part of the Unreleased Shares.

3.            Release of Shares From Repurchase Option; Vesting.

(a)          So long as Purchaser’s continuous status as a Service Provider has not yet terminated in each such instance, twenty-five percent (25%) of the Shares shall be released from the Repurchase Option on the twelve month anniversary of this Agreement and an additional two and one-twelfth percent (2.083%) of the Shares shall be released from the Repurchase Option on the last day of each calendar month thereafter, commencing on and including July 31, 2017, until all of the Shares shall have been released from the Repurchase Option (the “Released Shares”).

Notwithstanding anything else herein to the contrary, in the event of a Change of Control (defined below), any and all Shares that have not been released from the Repurchase Option shall be released from the Repurchase Option immediately prior to the Change of Control.

(b)          For purposes of this Agreement, a “Change of Control” means either:

(i)       the acquisition of Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation or stock transfer, but excluding any such transaction effected primarily for the purpose of changing the domicile of Company), unless Company’s stockholders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least fifty percent (50%) of the voting power of the surviving or acquiring entity (provided that the sale by Company of its securities for the purposes of raising additional funds shall not constitute a Change of Control hereunder); or

(ii)      a sale of all or substantially all of the assets of Company, other than such transaction effected primarily for the purpose of changing the domicile of Company.

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4.            Restrictions on Transfer.

(a)            Purchaser hereby makes the investment representations listed on Exhibit A to Company as of the date of this Agreement and as of the date of the Closing, and agrees that such representations are incorporated into this Agreement by this reference, such that Company may rely on them in issuing the Shares. Purchaser understands and agrees that the legends set forth below, or substantially equivalent legends, will be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by Company or by applicable state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A MARKET STANDOFF PROVISION, A RIGHT OF FIRST REFUSAL, AND, FOR SOME OF THE SHARES REPRESENTED BY THIS CERTIFICATE, A REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, MARKET STANDOFF PROVISION, RIGHT OF FIRST REFUSAL AND REPURCHASE OPTION ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)            Stop-Transfer Notices. Purchaser agrees that to ensure compliance with the restrictions referred to herein, Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)            Refusal to Transfer. Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(d)            Lock-Up Period. In connection with any public offering of the Company’s securities and upon request of Company or the underwriters or placement agents for such offering of Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of Company however or whenever acquired (other than those included in the registration) without the prior written consent of Company or such underwriters or placement agents, as the case may be, for such period of time (not to exceed 180 days but subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with the Financial Industry Regulatory Authority and the New York Stock Exchange) from the effective date of such registration as may be requested by Company or such underwriters or placement agents and to execute an agreement reflecting the foregoing as may be requested by the underwriters or placement agents at the time of the public offering.

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(e)            Unreleased Shares. No Unreleased Shares subject to the Repurchase Option contained in Section 2 of this Agreement, nor any beneficial interest in such Unreleased Shares, shall be sold, gifted, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by Purchaser.

(f)            Released Shares. No Released Shares, nor any beneficial interest in such Released Shares, shall be sold, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by Purchaser or any subsequent transferee, other than in compliance with Company’s right of first refusal provisions contained in Section 5 of this Agreement.

5.            Company’s Right of First Refusal. Before any Released Shares (or any beneficial interest in such Released Shares) may be sold, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by Purchaser or any subsequent transferee (each a “Holder”), such Holder must first offer such Released Shares or beneficial interest to Company and/or its assignee(s) as follows:

(a)            Notice of Proposed Transfer. Holder shall deliver to Company a written notice stating: (i) Holder’s bona fide intention to sell or otherwise transfer the Released Shares; (ii) the name of each proposed transferee; (iii) the number of Released Shares to be transferred to each proposed transferee; (iv) the bona fide cash price or other consideration for which Holder proposes to transfer the Released Shares; and (v) that by delivering the notice, Holder offers all such Released Shares to Company and/or its assignee(s) pursuant to this Section and on the same terms described in the notice.

(b)            Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of Holder’s notice, Company and/or its assignee(s) may, by giving written notice to Holder, elect to purchase all, but not less than all, of the Released Shares proposed to be transferred to any one or more of the proposed transferees, at the purchase price determined in accordance with Section 5(c).

(c)            Purchase Price. The purchase price for the Released Shares purchased by Company and/or its assignee(s) under this Section shall be the lesser of (i) the price listed in Holder’s notice or (ii) the fair market value as determined by the Board of Directors in its sole discretion. If the price listed in Holder’s notice includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of Company in its sole discretion.

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(d)            Payment. Payment of the purchase price shall be made, at the option of Company and/or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of Holder to Company and/or its assignee(s), or by any combination thereof within thirty (30) days after receipt by Company of Holder’s notice (or at such later date as is called for by such notice).

(e)            Holder’s Right to Transfer. If all of the Released Shares proposed in the notice to be transferred to a given proposed transferee are not purchased by Company and/or its assignee(s) as provided in this Section, then Holder may sell or otherwise transfer such Released Shares to that proposed transferee, provided that: (i) the transfer is made only on the terms provided for in the notice, with the exception of the purchase price, which may be either the price listed in the notice or any higher price; (ii) such transfer is consummated within sixty (60) days after the date the notice is delivered to Company; (iii) the transfer is effected in accordance with any applicable securities laws, and if requested by Company, Holder shall have delivered an opinion of counsel acceptable to Company to that effect; and (iv) the proposed transferee agrees in writing that the provisions of this Section shall continue to apply to the transferred Released Shares in the hands of such proposed transferee. If any Released Shares described in a notice are not transferred to the proposed transferee within the period provided above, then before any such Released Shares may be transferred, a new notice shall be given to Company, and Company and/or its assignees shall again be offered the right of first refusal described in this Section.

(f)            Exception for Certain Family Transfers. Notwithstanding anything to the contrary contained elsewhere in this Section, the transfer of any or all of the Released Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s spouse, child, father, mother, brother, sister, or to a trust or other similar estate planning vehicle for the benefit of Holder or any of the foregoing persons, shall be exempt from the provisions of this Section; provided that, in each such case, the transferee shall agree in writing to receive and hold the Released Shares so transferred subject to all of the provisions of this Agreement, including but not limited to this Section, and there shall be no further transfer of such Released Shares except in accordance with the terms of this Section.

(g)            Termination of Right of First Refusal. The right of first refusal contained in this Section shall terminate as to all Released Shares purchased hereunder upon the earlier of: (i) the closing date of the initial public offering of Common Stock of Company registered pursuant to the Act (“IPO”), and (ii) the closing date of a change of control of Company pursuant to which Holders of the outstanding voting securities of Company receive securities of a class registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

6.            Tax Consequences. Purchaser has reviewed with Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of Company or any of its agents. Purchaser understands that Purchaser (and not Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement. Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of Company to buy back the Shares pursuant to the Repurchase Option. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT B AND PURCHASER (AND NOT COMPANY OR ANY OF ITS AGENTS) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM, EVEN IF PURCHASER REQUESTS COMPANY OR ITS AGENTS TO MAKE THIS FILING ON PURCHASER’S BEHALF.

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7.            Escrow. As security for Purchaser’s faithful performance of this Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser’s spouse, if any (with the date, transferee, stock certificate number and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Escrow Holder will act solely for the Company as its agent and not as a fiduciary. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the “Right of First Refusal” set forth in Section 5.

8.            General Provisions.

(a)          Choice of Law; Entire Agreement. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of California.

(b)          Integration. This Agreement represents the entire agreement between the parties with respect to the purchase of the Shares and supersedes and replaces any and all prior written or oral agreements regarding the subject matter of this Agreement including, any representations made during any interviews, discussions or negotiations whether written or oral.

(c)          Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand or by messenger addressed:

(i)       if to Purchaser, at Purchaser’s address, facsimile number or electronic mail address as shown in Company’s records, as may be updated in accordance with the provisions hereof;

(ii)      if to Company, one copy should be sent to Innovative Industrial Properties, Inc., Attention: Secretary, at such address as Company shall have furnished to Purchaser, with a copy to Foley & Lardner LLP, c/o Carrie Long, 3579 Valley Centre Drive, Suite 300, San Diego, CA 92130.

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(d)            Successors. Any successor to Company (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of Company’s business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term “Company” shall include any successor to Company’s business and/or assets which executes and delivers the assumption agreement described in this Section or which becomes bound by the terms of this Agreement by operation of law. Subject to the restrictions on transfer set forth in this Agreement, this Agreement shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

(e)            Assignment. The rights granted to Purchaser under this Agreement are not assignable by Purchaser under any circumstances.

(f)            Waiver. Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from hereafter enforcing any other provision of this Agreement. The rights granted to both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.

(g)            Purchaser Investment Representations and Further Documents. Purchaser agrees upon request to execute any further documents or instruments necessary or reasonably desirable in the view of Company to carry out the purposes or intent of this Agreement, including Exhibits A, B and C of this Agreement.

(h)            Severability. Should any provision of this Agreement be found to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable to the greatest extent permitted by law.

(i)            Rights as Stockholder. Subject to the terms and conditions of this Agreement, Purchaser shall have all of the rights of a stockholder of Company with respect to the Shares from and after the date that Purchaser delivers a fully executed copy of this Agreement (including all exhibits and attachments thereto) and full payment for the Shares to Company, and until such time as Purchaser disposes of the Shares in accordance with this Agreement. Upon such transfer, Purchaser shall have no further rights as a holder of the Shares except (in the case of a transfer to Company) the right to receive payment for the Shares in accordance with the provisions of this Agreement, and Purchaser shall forthwith cause the certificate(s) evidencing the Shares to be surrendered to Company for transfer or cancellation.

(j)            Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made after the date of this Agreement.

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(k)            Service Provider at Will. PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF REPURCHASE SHARES PURSUANT TO THIS AGREEMENT IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT WILL (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, OR FOR ANY PERIOD AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER’S RIGHT OR COMPANY’S RIGHT TO TERMINATE PURCHASER’S RELATIONSHIP WITH COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE.

(l)            Arbitration. If a dispute arises out of or relates to this Agreement, or its breach, and the parties have not been successful in resolving such dispute through negotiation, Purchaser agrees that the parties will attempt to resolve the dispute through mediation by submitting the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association (“AAA”). If not thus resolved, it shall be referred to a sole arbitrator selected by the parties within thirty (30) days of the mediation or, in the absence of such selection, to final and binding arbitration by a sole arbitrator under the AAA Arbitration Rules (“Rules”) in effect on the date of this Agreement. The mediation and arbitration, including arguments and briefs, shall be in the English language in the City of San Diego, California. Purchaser also agrees that the arbitrator shall have the power to award any remedies, including attorneys’ fees and costs (including arbitration costs), available under applicable law. The decision of the arbitrator shall be in writing. The arbitrator shall apply the substantive law of the State of California without giving effect to any principles of conflict of laws under the laws of the State of California. Any monetary award by the arbitrator shall be in United States Dollars only. Judgment upon the award rendered in the arbitration may be entered in any court having jurisdiction thereof. Purchaser agrees that each party shall bear its own expenses (including attorney’s fees) and an equal share of the expenses of the mediator and arbitrator and the fees of the AAA. The parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and result of the mediation and arbitration in confidence. Nothing in this section shall be construed to preclude any party from seeking injunctive relief in order to protect its rights pending mediation or arbitration. A request by a party to a court for such injunctive relief shall not be deemed a waiver or violation of the obligation to mediate or arbitrate. In addition to the right under the Rules to petition the court for provisional relief, Purchaser agrees that any party may also petition the court for injunctive relief where either party alleges or claims a violation of any confidential information or invention assignment agreement between Purchaser and Company or any other agreement regarding trade secrets, confidential information, or non-solicitation. If either party seeks injunctive relief, the prevailing party shall be entitled to recover reasonable costs and attorneys’ fees.

(m)            Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile or PDF copies of signed signature pages shall be binding originals.

[Signature Page Follows]

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The parties represent that they have read this Restricted Stock Purchase Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand this Agreement. Purchaser agrees to notify Company of any change in his address below.

PURCHASER	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

(Signature)
(Signature)

(Print Name)
(Print Name)

Address:

[Signature Page to Restricted Stock Purchase Agreement]

spouse consent

The undersigned spouse of [       ] (the “Purchaser”) has read, understands and hereby approves all the terms and conditions of the Restricted Stock Purchase Agreement dated June 15, 2016 (the “Agreement”), by and between Purchaser and Innovative Industrial Properties, Inc., a Maryland corporation (the “Company”), pursuant to which Purchaser has purchased [       ] Shares ([       ]) shares of the Company’s Class B common stock (the “Shares”).

In consideration of the Company granting my spouse the right to purchase the Shares under the Agreement, I hereby agree to be irrevocably bound by all the terms and conditions of the Agreement (including but not limited to the Company’s Repurchase Option and the Right of First Refusal and the market standoff agreements contained therein) and further agree that any community property interest I may have in the Shares will be similarly bound by the Agreement.

I hereby appoint Purchaser as my attorney-in-fact, to act in my name, place and stead with respect to any amendment of the Agreement and with respect to the making and filing of an election under Internal Revenue Code Section 83(b) in connection with the purchase of the Shares.

Dated:

Signature of Spouse [Sign Here]

Name of Spouse [Please Print]

☐ Check this box if you do not have a spouse

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

In connection with the purchase of the Shares, Purchaser represents to Company as follows:

1.            Company May Rely on These Representations. I understand that Company’s sale of the shares to me has not been registered under the Securities Act of 1933, as amended (the “Securities Act"), because Company believes, relying in part on my representations in this document, that an exemption from such registration requirement is available for such sale. I understand that the availability of this exemption depends upon the representations I am making to Company in this document being true and correct.

2.            I am Purchasing for Investment. I am purchasing the shares solely for investment purposes, and not for further distribution. My entire legal and beneficial ownership interest in the shares is being purchased and shall be held solely for my account, except to the extent I intend to hold the shares jointly with my spouse. I am not a party to, and do not presently intend to enter into, any contract or other arrangement with any other person or entity involving the resale, transfer, grant of participation with respect to or other distribution of any of the shares. My investment intent is not limited to my present intention to hold the shares for the minimum capital gains period specified under any applicable tax law, for a deferred sale, for a specified increase or decrease in the market price of the shares, or for any other fixed period in the future.

3.            I Can Protect My Own Interests. I can properly evaluate the merits and risks of an investment in the shares and can protect my own interests in this regard, whether by reason of my own business and financial expertise, the business and financial expertise of certain professional advisors unaffiliated with Company with whom I have consulted, or my preexisting business or personal relationship with Company or any of its officers, directors or controlling persons.

4.            I am Informed About Company. I am sufficiently aware of Company’s business affairs and financial condition to reach an informed and knowledgeable decision to acquire the shares. I have had opportunity to discuss the plans, operations and financial condition of Company with its officers, directors or controlling persons, and have received all information I deem appropriate for assessing the risk of an investment in the shares, including a copy of the Company’s Articles of Incorporation, which includes a forfeiture provision with respect to my Shares.

5.            I Recognize My Economic Risk. I realize that the purchase of the shares involves a high degree of risk, and that Company’s future prospects are uncertain. I am able to hold the shares indefinitely if required, and am able to bear the loss of my entire investment in the shares.

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6.            I Know the Shares are Restricted Securities. I understand that the shares are “restricted securities” in that Company’s sale of the shares to me has not been registered under the Securities Act in reliance upon an exemption for non-public offerings. In this regard, I also understand and agree that:

(a)            I must hold the shares indefinitely, unless any subsequent proposed resale by me is registered under the Securities Act, or unless an exemption from registration is otherwise available (such as Rule 144);

(b)            Company is under no obligation to register any subsequent proposed resale of the shares by me; and

(c)            the certificate evidencing the shares will be imprinted with a legend which prohibits the transfer of the shares unless such transfer is registered or such registration is not required in the opinion of counsel for Company.

7.            I am Familiar With Rule 144. I am familiar with Rule 144 adopted under the Securities Act, which in some circumstances permits limited public resales of “restricted securities” like the shares acquired from an issuer in a non-public offering. I understand that my ability to sell the shares under Rule 144 in the future is uncertain, and will depend upon, among other things: (i) the availability of certain current public information about Company; (ii) the resale occurring more than six months after my purchase and full payment (within the meaning of Rule 144) for the shares; and (iii) if I am an affiliate of Company,: (A) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker, or in transactions constituting “riskless principal transactions”, as said terms are defined under the Securities Exchange Acts of 1933 and 1934, as amended, (B) the amount of shares being sold during any three month period not exceeding the specified limitations stated in Rule 144, and (C) timely filing of a notice of proposed sale on Form 144, if applicable.

8.            I Know Rule 144 May Never be Available. I understand that the requirements of Rule 144 may never be met, and that the shares may never be saleable. I further understand that at the time I wish to sell the shares, there may be no public market for Company’s stock upon which to make such a sale, or the current public information requirements of Rule 144 may not be satisfied, either of which would preclude me from selling the shares under Rule 144 even if the six-month minimum holding period had been satisfied.

9.            I Know I am Subject to Further Restrictions on Resale. I understand that in the event Rule 144 is not available to me, any future proposed sale of any of the shares by me will not be possible without prior registration under the Securities Act, compliance with some other registration exemption (which may or may not be available), or each of the following: (i) my written notice to Company containing detailed information regarding the proposed sale, (ii) my providing an opinion of my counsel to the effect that such sale will not require registration, and (iii) Company notifying me in writing that its counsel concurs in such opinion. I understand that neither Company nor its counsel is obligated to provide me with any such opinion. I understand that although Rule 144 is not exclusive, the Staff of the SEC has stated that persons proposing to sell private placement securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

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10.           I Know I May Have Tax Liability Due to the Uncertain Value of the Shares. I understand that the Board of Directors believes its valuation of the shares represents a fair appraisal of their worth, but that it remains possible that, with the benefit of hindsight, the Internal Revenue Service may successfully assert that the value of the shares on the date of my purchase is substantially greater than the Board’s appraisal. I understand that any additional value ascribed to the shares by such an IRS determination will constitute ordinary income to me as of the purchase date, and that any additional taxes and interest due as a result will be my sole responsibility payable only by me, and that Company need not and will not reimburse me for that tax liability. I understand that if such additional value represents more than 25% of my gross income for the year in which the value of the shares is taxable, the IRS will have 6 years from the due date for filing the return (or the actual filing date of the return if filed hereafter) within which to assess me the additional tax and interest due.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has signed this Investment Representation Statement as of the date written below.

(Signature)

(Print Name)

(Date)

[Signature Page to Investment Representation Statement]

EXHIBIT B

IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.

THE FORM FOR MAKING THIS SECTION 83(b) ELECTION IS BELOW.

YOU MUST FILE THIS FORM WITHIN THIRTY (30) DAYS OF PURCHASING THE SHARES.

YOU (AND NOT COMPANY OR ANY OF ITS AGENTS) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST COMPANY OR ITS AGENTS TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF COMPANY OR ITS AGENTS HAVE MADE THIS FILING ON YOUR BEHALF IN THE PAST.

The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See www.irs.gov.

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INFORMATION RE: FILING OF SECTION 83(b) ELECTION

These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code. Please consult with your personal tax advisor as to whether an election of this nature will be in your best interests in light of your personal tax situation.

The executed original of the 83(b) election must be mailed to the Internal Revenue Service at the appropriate address as indicated below within 30 days of the Effective Date of this Agreement. PLEASE NOTE: There is no remedy for failure to mail on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner.

1.            Complete 83(b) election form (attached below) and make four (4) copies of the signed election.

2.            Prepare cover letter to the IRS (sample letter attached below).

3.            Send cover letter with originally executed 83(b) form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the IRS where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a white certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the IRS may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the 83(b) if you do not receive confirmation from the IRS.

4.            One (1) copy should be sent to the Company for its records and one (1) copy must be attached to your federal income tax return for the year in which you are making the election.

5.            Retain the IRS file-stamped copy (when returned) for your records.

Please consult your personal tax advisor for the address of the office of the IRS to which you should mail your election.

ELECTION UNDER SECTION 83(b) OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in his or her gross income for the current taxable year, the amount of any compensation taxable to him or her in connection with his or her receipt of the property described below:

1.            The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

Name of Taxpayer:
Taxpayer’s Address:
Taxpayer ID #:

2.            The property with respect to which the election is made is described as follows: [Number of Shares] ([    ]) shares (the “Shares”) of the Common Stock of Innovative Industrial Properties, Inc. (the “Company”).

3.            The date on which the property was transferred is: June 15, 2016.

4.            The property is subject to the following restrictions: The Shares may be repurchased by Company, or its assignee, upon the occurrence of certain events. This right lapses with regard to a portion of the Shares over time.

5.            The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: [   ] Dollars ($[   ]). The amount, if any, paid for such property: [   ] Dollars ($[   ]).

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understand(s) that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:
[Purchaser Name] (Taxpayer)

[Date]

VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED

Internal Revenue Service

[IRS location address]

Re:	Taxpayer:	[Purchaser Name]
Social Security Number: [ ]
Filing of Election under Section 83(b)

Ladies and Gentlemen:

Enclosed please find an original and one copy of an Election Under Section 83(b) of the Internal Revenue Code of 1986, as amended, which is being filed on behalf of the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the 83(b) Election and returning it to me in the self-addressed stamped envelope provided herewith.

Very truly yours,

[Purchaser Name]

Enclosures

cc:	[Company Name]

[Company Address]

EXHIBIT c

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

STOCK POWER AND ASSIGNMENT

SEPARATE FROM stock CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of June 15, 2016 (the “Agreement”), the undersigned hereby sells, assigns and transfers unto ______________________________, __________ shares of the Class B Common Stock, $.001 par value, of Innovative Industrial Properties, Inc., a Maryland corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s). ____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its “Repurchase Option” and/or “Right of First Refusal” set forth in the Agreement without requiring additional signatures on the part of Purchaser or Purchaser’s Spouse, if any.